Exhibit 23.2

                               THE LAW OFFICE OF
                             CONRAD C. LYSIAK, P.S.
                        601 WEST FIRST AVENUE, SUITE 903
                           SPOKANE, WASHINGTON 99201
                                 (509) 624-1475
                              FAX: (509) 747-1770
                         EMAIL: CCLYSIAK@LYSIAKLAW.NET

                                    CONSENT

     I HEREBY CONSENT to the inclusion of my name in connection with the Form S-1 Registration Statement filed with the Securities and Exchange Commission as attorney for the registrant, AMP Productions, Ltd.

     DATED  this  9th  day  of  September  2008.

                                        Yours truly,

                                        THE LAW OFFICE OF CONRAD C. LYSIAK, P.S.


                                        BY: /s/ Conrad C. Lysiak
                                        Conrad C. Lysiak